Exhibit 32.1

             CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND
             FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Annual Report of XDOGS, INC. (the "Company") on Form 10-KSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kent Rodriguez, President of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Kent Rodriguez
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Kent Rodriguez
President/Director
September 18, 2003